UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K/A
                        (Amendment No. 2)

                          CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported): November 1, 2007



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (570) 752-3671



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    CURRENT REPORT ON FORM 8-K

EXPLANATORY NOTE

     This Form 8-K/A is being filed to amend Item 9.01 on Form 8-K filed by First Keystone Corporation (the "Corporation") on November 1, 2007. This amendment provides the audited historical financial statements of the business acquired as required by Item 9.01(a) of Form 8-K, which financial statements and information were not included in the Form 8-K filed on November 1, 2007.


Item 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     Effective November 1, 2007, Pocono Community Bank, a Pennsylvania chartered bank ("Pocono"), merged with and into First Keystone National Bank (the "Bank"), the wholly owned subsidiary of First Keystone Corporation (the "Corporation").
The merger was consummated pursuant to an Agreement and Plan of Merger dated May 10, 2007, by and among the Corporation, the Bank and Pocono. The preceding is qualified in its entirety by reference to the merger agreement and a press release, which are attached as Exhibits 2.1 and Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

     The Corporation's Registration Statement on Form S-4 (Registration No. 333-145658), sets forth certain information regarding the merger, including certain information with respect to assets involved in the merger, the nature of any material relationships between Pocono and the Corporation or any officer or director of the Corporation, the nature of Pocono's business and the intended structure and operation of the combined Corporation created by the merger.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired

     The audited financial statements of Pocono Community Bank as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 are attached hereto as Exhibit 99.2 and are incorporated herein in their entirety by reference.

     The unaudited interim financial statements of Pocono
     Community Bank as of and for the nine months ended September
     30, 2007 are attached hereto as Exhibit 99.3 and are incorporated herein in their entirety by reference.

(b)  Pro Forma Financial Information

     Pro Forma Financial Information as of and for the year ended
     December 31, 2006 and for the nine months ended September
     31, 2007 are attached hereto as Exhibit 99.4 and is incorporated in its entirety by reference.



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


(c)  Shell Company Transactions - NA

(d)  Exhibits

Exhibit Number      Description
______________      ___________

2.1 Agreement and Plan of Merger, dated as of May 10, 2007, by and among First Keystone Corporation, First Keystone National Bank and Pocono Community Bank (incorporated by reference to Annex A to the proxy statement/ prospectus on the Corporation's Registration Statement No. 333-145658 on Form S-4, originally filed on August 23, 2007).

23.1                Consent of Parente Randolph, LLC, Independent
                    Auditors.

99.1                Press release dated November 1, 2007.*

99.2                Audited financial statements of Pocono
                    Community Bank as of December 31, 2006 and
                    2005 for each of the three years in the
                    period ended December 31, 2006 and
                    Independent Auditors' Report thereon
                    (incorporated by reference to financial
                    statements of Pocono Community Bank in the proxy statement/prospectus on the
                    Corporation's Registration Statement No. 333-145658
                            on Form S-4, originally filed on
                    August 23, 2007).

99.3                Unaudited financial statements of Pocono
                    Community Bank as of and for the nine months ended September 30, 2007.

99.4 Pro forma financial information as of and for the year ended December 31, 2006 and for the nine months ended September 30, 2007.


*Previously filed as Exhibit 99.1 to First Keystone Corporation's
Current Report on Form 8-K filed on November 1, 2007.



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

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form
8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


FIRST KEYSTONE CORPORATION
(Registrant)




By:       /s/ J. Gerald Bazewicz
          J. Gerald Bazewicz
          President and Chief Executive Officer

Dated:    January 11, 2008



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


Exhibit Number      Description
______________      ___________

2.1 Agreement and Plan of Merger, dated as of May 10, 2007, by and among First Keystone Corporation, First Keystone National Bank and Pocono Community Bank (incorporated by reference to Annex A to the proxy statement/ prospectus on the Corporation's Registration Statement No. 333-145658 on Form S-4, originally filed on August 23, 2007).

23.1                Consent of Parente Randolph, LLC, Independent
                    Auditors.

99.1                Press release dated November 1, 2007.*

99.2                Audited financial statements of Pocono
                    Community Bank as of December 31, 2006 and
                    2005 for each of the three years in the
                    period ended December 31, 2006 and
                    Independent Auditors' Report thereon
                    (incorporated by reference to financial
                    statements of Pocono Community Bank in the proxy statement/prospectus on the
                    Corporation's Registration Statement No.
                            333-145658 on Form S-4, originally filed on
                    August 23, 2007).

99.3                Unaudited financial statements of Pocono
                    Community Bank as of and for the nine months ended September 30, 2007.

99.4 Pro forma financial information as of and for the year ended December 31, 2006 and for the nine months ended September 30, 2007.


*Previously filed as Exhibit 99.1 to First Keystone Corporation's
Current Report on Form 8-K filed on November 1, 2007.



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